UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 2, 2005
(Date of earliest event reported)

ROHM AND HAAS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3507	23-1028370

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Independence Mall West, Philadelphia, Pennsylvania	19106

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:(215) 592-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 2, 2005, Joseph J. Forish, Vice President of Rohm and Haas Company, entered into an agreement with the Company outlining the compensation and benefits he will receive upon his leaving the Company effective July 31, 2005. During August 2005, Mr. Forish will receive a lump sum payment of $592,046 representing severance pay, already earned portions of the Long-Term Performance Share Plan awards and COBRA payments. He will also receive up to $40,000 in outplacement services. All Rohm and Haas restricted stock will vest as of July 31, 2005. All unvested and unexercised stock options will expire on July 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROHM AND HAAS COMPANY
(Registrant)

/s/ Robert A. Lonergan
Robert A. Lonergan
Vice President and General Counsel

Date: June 8, 2005